[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM                                   ----------------------------------------
FUNDS                                   February 15, 2003
                                        As Amended March 12, 2003

INVESTMENT ADVISER:                     BROWN ADVISORY MARYLAND BOND
Brown Advisory Incorporated             FUND
901 S. Bond Street
Suite 400
Baltimore, Maryland 21231

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 540-6807
(207) 879-0001

This Statement of Additional Information ("SAI") supplements the Prospectus dated February 15, 2003, as may be amended from time to time, offering Institutional Shares and A Shares of Brown Advisory Maryland Bond Fund, a series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the year ended May 31, 2002 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Financial statements for the Fund for the semi-annual period ended November 30, 2002 are included in the Semi-Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report and the Semi-Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
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GLOSSARY                                                                       2

INVESTMENT POLICIES AND RISKS                                                  3

INVESTMENT LIMITATIONS                                                        11

PERFORMANCE DATA AND ADVERTISING                                              13

MANAGEMENT                                                                    18

PORTFOLIO TRANSACTIONS                                                        26

PURCHASE AND REDEMPTION INFORMATION                                           28

TAXATION                                                                      30

OTHER MATTERS                                                                 34

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - MISCELLANEOUS TABLES                                            B-1

APPENDIX C - PERFORMANCE DATA                                                C-1

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GLOSSARY
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As used in this SAI, the following terms have the meanings listed.

          "Adviser" means Brown Advisory Incorporated.

          "Board" means the Board of Trustees of the Trust.

          "CFTC" means Commodities Future Trading Commission.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Custodian" means the Forum Trust, LLC, custodian of the Fund's assets.

          "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.

          "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

          "FFS" means Forum Fund Services, LLC, the distributor of the Fund's shares.

          "Fitch" means Fitch Ratings.

          "FSS" means Forum Shareholder Services, LLC, the transfer agent of the Fund.

          "Fund" means Brown Advisory Maryland Bond Fund.

          "IRS" means Internal Revenue Service.

          "Moody's" means Moody's Investors Service.

          "NAV" means net asset value per share.

          "NRSRO" means a nationally recognized statistical rating organization.

          "SAI" means Statement of Additional Information.

          "SEC" means the U.S. Securities and Exchange Commission.

          "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

          "Trust" means Forum Funds.

          "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          "1933 Act" means the Securities Act of 1933, as amended.

          "1940 Act" means the Investment Company Act of 1940, as amended.

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INVESTMENT POLICIES AND RISKS
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The Fund is a  non-diversified  series of the Trust.  This section  discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1.  DEBT SECURITIES

MUNICIPAL SECURITIES The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. GOVERNMENT SECURITIES The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in variable and floating rate securities. Debt securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

GENERAL RISKS. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, debt securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investment in debt securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated debt securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the debt securities held by the Fund will be "Aa" as per Moody's or "AA" as per S&P. The Fund will limit its investment in debt securities rated "Baa" by Moody's or "BBB" by S&P to 10% of the Fund's total assets.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

SPECIAL RISKS INVOLVING PUERTO RICO MUNICIPAL SECURITIES. Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phase out by Congress. As of June 2002, Puerto Rico's general obligations were rated Baa1 by Moody's and A- by Standard & Poor's.

2.  FUTURES

GENERAL. The Fund may purchase futures contracts to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest.

A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. The Fund may invest in municipal bond futures and Treasury bond and note futures.

A municipal bond futures contract is based on the value of the Bond Buyer Index ("BBI") which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least "A". To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

RISKS. Use of these instruments is subject to regulation by the SEC, the futures exchanges on which futures are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

There are certain investment risks associated with futures transactions. These risks include: (1) imperfect correlation between movements in the prices of futures and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (3) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include limitation by the futures exchanges on the amount of fluctuation permitted in certain futures contract prices during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures market may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

If the Fund will be financially exposed to another party due to its investments in futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

3. REPURCHASE AGREEMENTS

GENERAL. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

RISKS. Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

4. BORROWING

GENERAL. The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of the Fund's total assets.

RISKS. Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed, the greater potential of gain or loss to the Fund.

5. LEVERAGE TRANSACTIONS

GENERAL. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING. The Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs 15-45 days after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The Fund will not enter into a when-issued or forward commitment if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

RISKS. Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

6.  TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, and money market mutual funds.

7.  CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INFORMATION CONCERNING THE STATE OF MARYLAND
--------------------------------------------------------------------------------

Material in this section was compiled from: (1) the August 29, 2002 announcement by the Office of the Comptroller regarding the 2002 State revenue surplus; (2) the 2002 Comprehensive Annual Financial Report of the State of Maryland issued December 6, 2002; (3) the December 16, 2002 report of the Maryland Board of Revenue Estimates on Estimated Maryland Revenues-Fiscal Years Ending June 30, 2003 and June 30, 2004; and (4) the General Obligation Bonds Preliminary Offering Statement dated February 7, 2003. Although the information is believed to be accurate, none of the information obtained has been verified independently. The information contained in this section does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. It should also be noted that the strength of the Maryland economy is dependent, in part, on the strength of the U.S. economy. Accordingly, national economic difficulties may adversely affect the growth of Maryland's economy and its local and state government revenues.

THE STATE AND ITS ECONOMY. The effects of the national recession reached Maryland in the third quarter of 2001. Three factors shielded Maryland from the recession and maintained growth in the Maryland economy until late 2001: (1) the national recession predominately affected the manufacturing sector and the manufacturing sector does not have as significant a role in the Maryland economy; (2) a strong Maryland government sector throughout 2001; and (3) Maryland has the highest median household income in the country and consumers and there was not an immediate cut in spending by Maryland consumers. Although the State economy is still in a recession, over the long-term, the outlook for the State's economy is positive.

By the end of 2001, Maryland's growth in employment started to decline. In 2001, growth in employment was 0.9% vs. 0.3% nationally. Since March 2002, however, the decline in growth of national employment has improved monthly while the decline in Maryland employment increased through the summer of 2002. The rate of growth in Maryland employment is expected to decline by only 0.7% in 2002 and grow in 2003 by 1.2% due to the increase in employment within the construction, services, and public sectors. The national growth in employment is expected to decline by 0.9% in 2002 and to grow 0.8% in 2003.

Transportation, communications and public utilities were the Maryland sectors most negatively impacted during 2002. The tragedies of September 11 resulted in permanent changes in the airline industry and caused several airlines to declare bankruptcy and one to lay-off 7,000 employees nationwide. While several airlines have reduced their service through Baltimore Washington Airport ("BWI"), BWI should be well positions in the future as other airlines have increased their service through the airport. Maryland based electric companies are suffering due to their focus on energy trading and merchant energy business. Telecommunications companies were negatively impacted by regulatory changes and a decline in the price of services. Employment in the utility and communications sectors declined by 4.6% in 2002 and is expected to decline and additional 2% in 2003 before rebounding to 2002 levels in 2004.

The construction sector, the fasted growing sector of the Maryland economy from 1998 through 2001 other than the service sector, also constricted significantly in 2002 due to the end of the dot.com era and the recession. With economic recovery, it is expected that the construction sector will again grow by 3.4% in 2003 and 2.4% in 2004.

Services, the State's largest sector, accounts for 35% of Maryland's employment. Due to a decline in business employment of 6.7% in 2002, overall employment in the sector decreased by 0.5% for year. The demand for temporary help and placement services, however, support potential growth in this industry in the near-future.

The public sector is the second largest sector of the Maryland economy and accounts for 18.2% of the States' employment. The State is much more reliant on the government sector than the nation as a whole. Government employment is expected to grow by 1.8% in 2002 but is expected to slow in 2003 and 2004 due a hiring freeze at the State level. Increased federal spending for security, military operations and economic stimulus packages as well as expected federal tax cuts should benefit Maryland's economy and budget.

Growth in the retail sector, the State's third largest employment sector, is expected to remain unchanged in 2003 from a decline of 1.1% in 2002. The employment growth rate is expected to increase in 2004 due to Maryland's role as a distribution center for the mid-Atlantic states and Prince George Country's efforts to bring retail shops into the country.

THE STATE BUDGET AND REVENUES. The State enacts its budget annually. The budget uses a legally mandated budgetary fund structure. The State also maintains accounts to conform with generally accepted accounting principles but financial control is exercised under the budgetary system. The largest sources of revenues are broad-based taxes, including income, sales, motor vehicle, and property taxes.

In the planning the 2003 fiscal year budget (the "2003 Budget"), the General Assembly enacted The Budget Reconciliation and Financing Act (the "Act"). The Act provides for certain transfers and funding changes to increase general fund revenues and to decrease general fund appropriations. Pursuant to the Act, the 2003 budget plan authorizes a fiscal year 2002 transfer of $281.0 million from the various funds to the general fund including (1) $134.7 million from the 2001 pay-as-you-go capital projects; (2) $43.5 million from certain capital projects balances; (3) $20 million from the Maryland Automobile Insurance Fund; (4) $29.8 million from the Dedicated Purpose Fund of the State Reserve Fund; and (5) $11.2 million of the 2001 transfer tax revenues. The Act also authorizes a fiscal year 2003 transfer of $85.2 million from various fund balances to the general fund (including $39.3 million from the Dedicated Purpose Fund of the State Reserve Fund and $39.2 million from the reserve for payment of injured workers' claims), revenue increases (including transfer of certain revenues from special funds to the general fund) and adjustments to required 2003 fiscal year expenditures. The 2002 General Assembly also increased the tobacco tax by 34 cents per pack as of June 1, 2002. Part of the revenues generated by the tax will be dedicated in fiscal year 2003 to public school funding while any additional revenue will be allocated to the general fund.

The 2003 Budget, enacted on April 4, 2002 by the State's General Assembly included, among other items (1) sufficient general funds for the Annuity Bond Fund to fund general obligation bonds issued to maintain a constant State property tax rate; (2) $49.6 million for capital projects; (3) $3.6 billion from general funds for local governments; (4) $181.0 million to the Revenue Stabilization Fund of the State Reserve Fund; and (5) $171.7 million in net general fund deficiency appropriations for fiscal year 2002.

On August 29, 2002, the Comptroller of the State of Maryland announced that the State's failure to meet its projected year-end surplus for fiscal year end June 30, 2002 would result in a $104 million deficit for fiscal year 2003 budget. The 2003 fiscal year budget already appropriates $413 million of the projected 2002 surplus of $427 million. Since the actual 2002 surplus was $309 million, the State will have a $104 million deficit based on its 2003 budget. The Comptroller attributed the shortfall in the 2002 surplus to a decline in revenue coupled with an increase in State spending. The Comptroller stated that the largest decline in revenue resulted from a decrease in personal income taxes generated. The Comptroller attributed the decline in personal income taxes to a sharper decrease in capital gains due to a negative stock market. The Comptroller also stated that in 2002, refunds were larger while person income tax payments were lower. As a result of final revenue data for fiscal year 2002, the Comptroller stated that his office would probably lower income tax estimates for the 2003 fiscal year as well as growth forecasts for the sales tax due to several factors including but not limited to (1) the fact that capital gains are still on the decline and are not expected to rebound for several years; (2) withholding is weak as substantiated by recent poor employment reports; and (3) the economy is at a stand still.

In response to declining revenues, former Governor Parris N. Glendening implemented a cost containment program in November 2002. The program tabled construction projects, reduced the State's operating budgets, and put a hiring freeze into effect. The 2003 budget enacted by the 2002 General Assembly also included a reduction in spending. Budget increases can, however, be found in certain areas including Medicaid. The 2003 State budget, however, exceeds 2002 State funds by $227 million. Current Governor Bob Ehrlich intends to submit a budget plan to resolve the current 2003 budget deficit as well as the 2004 budget deficit without implementing an increase in sales and income taxes.

For the fiscal year ended June 30, 2002, general fund revenues equaled $9,504,402,000, down from $9,802,433,000 for the fiscal year ended June 30, 2001. The actual general fund revenues for the fiscal year ended June 30, 2002 were 1.4% below the estimated revenue for that period. Income tax revenue, the largest revenue producer, accounted for approximately 53% of the general fund revenues. December 2002 estimates for general fund revenues for the fiscal year ending June 30, 2003 were $9,472,688,000 (a reduction of approximately $344 million from the original revenue estimated and upon which the 2003 budget was based) and $10,011,611,000, respectively. The decrease in general fund revenues estimates for fiscal year 2003 can be attributed to decreases in personal income taxes, sales taxes, miscellaneous revenues, and the Heritage Structure Rehabilitation Credit. An increase in corporate income taxes and lottery revenues will partial offset such revenue decreases.

On January 8, 2003, the Board of Public Works approved a $154.6 million reduction in costs with respect to the 2003 State Budget. An additional cost reduction of $82.3 million regarding the 2003 Budget will also be presented to the Board. With respect to the 2004 budget plan, the Governor authorized the transfer of $371.2 million from various funds to the general fund. Estimates indicate that the June 30, 2003 general fund balance, on a budgetary basis, will be approximately $73.5 million.

On January 17, 2003, the Governor proposed his 2004 Budget to the General Assembly. The Govenors's 2004 Budget plan includes, among other items (1) sufficient general funds for the Annuity Bond Fund to fund general obligation bonds issued to maintain a constant State property tax rate; (2) $13 million for capital projects; (3) $3.9 billion from general funds for local governments; and
(4) $76.6 million in general fund deficiency appropriations for fiscal year 2002. The Budget Plan assumes the continuation of the 2002 hiring freeze and the elimination of 1,387 vacant positions. The Budget Plan does not provide for employee cost of living adjustments, merit increases or performance bonuses. The estimates for the general fund balance on June 30, 2004 is $4.7 million.

MARYLAND SECURITIES AND RATINGS. The State issues general obligation bonds to finance capital improvements and other State-sponsored projects. State law requires the Board of Public Works to fix the property tax rate by May 1 of each year in order to produce the necessary revenue to service the debt for the next fiscal year. Taxes may not be collected to the extent that the annual budget appropriates enough revenue to service the debt.

As of December 31, 2002, the State's net tax supported debt outstanding was $4.8 billion. General obligation bonds, Department of Transportation bonds, and leased-backed revenue bonds of the Maryland Stadium Authority accounted for $3.6 billion, $726.7 million, and $308.8 million of that amount. As of the same date, the State had authorized, but unissued debt of $1,547.6 million.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.  FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

CONCENTRATION. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

DIVERSIFICATION. Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

UNDERWRITING ACTIVITIES. Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

LENDING. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES. Issue senior securities to the extent permitted by the 1940 Act.

2.  NON - FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

SECURITIES OF INVESTMENT COMPANIES. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

SHORT SALES. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts are not deemed to constitute selling securities short.

PURCHASES ON MARGIN. Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

LIQUIDITY.  Invest more than 15% of its net assets in  illiquid  assets such as:
(i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

OPTIONS AND FUTURES. Invest in futures or options contracts regulated by the CFTC except for (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

BORROWING. Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

EXERCISING CONTROL OF ISSUERS. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.  PERFORMANCE DATA


A Fund class may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports, or other materials is historical and is not intended to indicate future returns.


A Fund class may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger, or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including, but not limited to, the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of a Fund class to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund class.

A Fund  class may refer  to:  (1)  general  market  performances  over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund class' performance will fluctuate in response to market conditions and other factors.

2.  PERFORMANCE CALCULATIONS

The performance of a Fund class may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for each Fund class.

3.       TOTAL RETURN

The total return of a Fund class shows the Fund class' overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested. Total return figures are based on amounts invested in a Fund class.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, a Fund class: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund class over a stated period; and
(2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund class.

Average annual total return, before taxes on distributions and/or the sale of shares of a Fund class, is calculated according to the following formula:

         P(1+T)n = ERV

         Where:

                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale shares of a Fund class, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:

                  P        =        hypothetical initial payment of $1,000
                  T        =        average annual total return (after taxes on distributions)
                  n        =        period covered by the computation, expressed in years
                  ATV[D]   =        ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of shares of a Fund class, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:

                  P        =        hypothetical initial payment of $1,000
                  T        =        average annual total return (after taxes on distributions and sale of Fund shares)
                  n        =        period covered by the computation, expressed in years
                  ATV[DR]  =        ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The
Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial
$1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


                                       14


Because average annual returns tend to smooth out variations in a Fund class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

A Fund class may quote unaveraged or cumulative total returns that reflect the Fund class' performance over a stated period of time.

Total returns may be stated in their components of income and capital (including
capital  gains  and  changes  in  share  price)  in  order  to  illustrate   the
relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return, without considering taxes on distributions or on sales of shares of a Fund class, is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:

                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

Because average annual returns tend to smooth out variations in a Fund class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

4.  SEC YIELD

Standardized  SEC yields for a Fund class used in  advertising  are  computed by
dividing  the  Fund  class'   interest   income  (in  accordance  with  specific
standardized  rules)  for a given 30 day or one  month  period,  net of the Fund class'  expenses,  by the average  number of shares  entitled to receive  income distributions  during the  period,  dividing  this figure by the Fund class' net asset  value per share at the end of the  period,  and  annualizing  the  result
(assuming  compounding of income in accordance with specific standardized rules)
in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund class may differ from the rate of distribution of income from the Fund class over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund class' performance, investors should be aware that the Fund class' yield fluctuates from day to day and that the Fund class' yield for any given period is not an indication or representation by the Fund class of future yields or rates of return on shares of the Fund class. Financial intermediaries may charge their customers that invest in a Fund class fees in connection with that investment. This will have the effect of reducing a Fund class' after-fee yield to those shareholders.

A Fund class may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal a Fund class' tax-free yield after taxes. A tax equivalent yield is calculated by dividing a Fund class's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate.

The yields of a Fund class are not fixed or guaranteed, and an investment in the Fund class is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund class with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund class' yield information directly to similar information regarding investment alternatives, which are insured or guaranteed.


                                       15

Yield is calculated according to the following formula:

                            a-b
                Yield = 2[( --- + 1)6 -1]
                            cd

         Where:

                  a        =        dividends and interest earned during the period
                  b        =        expenses accrued for the period (net of reimbursements)
                  c        =        the average daily number of shares outstanding during the period that were entitled to receive dividends
                  d        =        the maximum offering price per share on the last day of the period

5.  OTHER MATTERS

The Fund may also include a variety of information in its advertising, sales literature, shareholder reports, or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education, and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly, or daily); (4) information relating to inflation and its effects on the dollar (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6%, and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in a Fund class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets, or number of shareholders of the Fund or any of its classes as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years, and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund class' performance.

The Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                         SYSTEMATIC                                SHARE                            SHARES PURCHASED
       PERIOD            INVESTMENT                                PRICE

         1                  $100                                    $10                                   10.00
         2                  $100                                    $12                                   8.33
         3                  $100                                    $15                                   6.67
         4                  $100                                    $20                                   5.00
         5                  $100                                    $18                                   5.56
         6                  $100                                    $16                                   6.25
                      ------------------                     ------------------                     ------------------
     Total Invested:        $600             Average Price:       $15.17             Total Shares:        41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's, or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------

1.  TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Funds' affairs and for exercising the Funds' powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, length of time serving the Trust, address, date of birth and principal occupations during the past five years are set forth below. For the Trustees, information concerning the number of portfolios in the Fund Complex overseen by the Trustee and other Trusteeships held by the Trustee has also been included. The Fund Complex includes three other investment companies for which the Forum Financial Group LLC group of companies provide services. Interested and disinterested Trustees have been segregated.

---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND           OTHER
                             POSITION      LENGTH          PRINCIPAL OCCUPATION(S)        COMPLEX        TRUSTEESHIPS
           NAME,             WITH THE      OF TIME                DURING                  OVERSEEN         HELD BY
      AGE AND ADDRESS          TRUST       SERVED              PAST 5 YEARS              BY TRUSTEE        TRUSTEES
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
INTERESTED TRUSTEES
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
John Y. Keffer 1             Chairman    1989-       Member and Director, Forum        30              Chairman/
Born:  July 15, 1942         President   Present     Financial Group, LLC (a mutual                    President,
Two Portland Square                                  fund services holding company)                    Monarch Funds
Portland, ME 04101
                                                     Director, various affiliates of
                                                     Forum Financial Group, LLC
                                                     including Forum Fund Services,
                                                     LLC (Trust's underwriter)

                                                     Chairman/President of two other
                                                     investment companies within the
                                                     fund complex.
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------

1    John  Y.   Keffer   indirectly   controls   the   entities   that   provide
     administration,   distribution,   fund  accounting,   transfer  agency  and
     custodial services to the Trust. Mr. Keffer also indirectly  controls Forum
     Investment Advisors, LLC, the investment adviser to certain Trust series.




---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND           OTHER
                             POSITION      LENGTH          PRINCIPAL OCCUPATION(S)        COMPLEX        TRUSTEESHIPS
           NAME,             WITH THE      OF TIME                DURING                  OVERSEEN         HELD BY
      AGE AND ADDRESS          TRUST       SERVED              PAST 5 YEARS              BY TRUSTEE        TRUSTEES
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
DISINTERESTED TRUSTEES
------------------------------- ----------- ----------- ---------------------------------- -------------- ----------------
Costas Azariadis                Trustee     1989-       Professor of Economics,            28             None
Born:  February 15, 1943                    Present     University of California-Los
Department of Economics                                 Angeles
University of California
Los Angeles, CA 90024                                   Visiting Professor of Economics,
                                                        Athens University of Economics
                                                        and Business 1998 - 1999

                                                        Trustee of one other investment
                                                        company within the fund complex
------------------------------- ----------- ----------- ---------------------------------- -------------- ----------------
James C. Cheng                  Trustee     1989-       President, Technology Marketing    28             None
Born:  July 26, 1942                        Present     Associates
27 Temple Street                                        (marketing company for small and
Belmont, MA 02718                                       medium sized businesses in New
                                                        England)

                                                        Trustee of one other investment
                                                        company within the fund complex
------------------------------- ----------- ----------- ---------------------------------- -------------- ----------------
J. Michael Parish               Trustee     1989-       Partner, Wolfe, Block, Schorr      28             None
Born:  November 9, 1943                     Present     and Solis-Cohen LLP (law firm)
250 Park Avenue                                         since 2002
New York, NY 10177
                                                        Partner, Thelen Reid & Priest
                                                        LLP (law firm) from 1995 - 2002

                                                        Trustee of one other investment
                                                        company within the fund complex
------------------------------- ----------- ----------- ---------------------------------- -------------- ----------------


                                       19



---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND           OTHER
                             POSITION      LENGTH          PRINCIPAL OCCUPATION(S)        COMPLEX        TRUSTEESHIPS
           NAME,             WITH THE      OF TIME                DURING                  OVERSEEN         HELD BY
      AGE AND ADDRESS          TRUST       SERVED              PAST 5 YEARS              BY TRUSTEE        TRUSTEES
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
OFFICERS
------------------------------- ----------- ----------- ---------------------------------- -------------- ----------------
Thomas G. Sheehan               Vice        2000-       Director of Business               N/A            N/A
Born:  July 15, 1954            President/  Present     Development, Forum Financial
Two Portland Square             Assistant               Group, LLC since 2001
Portland, ME 04101              Secretary
                                                        Managing Director and Counsel,
                                                        Forum Financial Group, LLC from
                                                        1993 to 2001

------------------------------- ----------- ----------- ---------------------------------- -------------- ----------------
Lisa J. Weymouth                Vice        2001-       Director and Manager, Forum        N/A            N/A
Born:  May 4, 1968              President/  Present     Shareholder Services, LLC
Two Portland Square             Assistant               (transfer agent)
Portland, Maine  04101          Secretary
                                                        Director, Forum Administrative
                                                        Services, LLC (mutual fund
                                                        administrator) since 2001
------------------------------- ----------- ----------- --------------------------------- --------------- ----------------
Stacey E. Hong                  Treasurer   2002-       Director, Forum Accounting        N/A             N/A
Born:  May 10, 1966                         Present     Services, LLC since 1992
Two Portland Square                                     Treasurer of three other
Portland, ME 04101                                      investment companies within the
                                                        fund complex
------------------------------- ----------- ----------- --------------------------------- --------------- ----------------
Leslie K. Klenk                 Secretary   1998-       Counsel, Forum Financial Group,   N/A             N/A
Born:  August 24, 1964                      Present     LLC since 1998
Two Portland Square                                     Associate General Counsel,
Portland, ME 04101                                      Smith Barney Inc. (brokerage
                                                        firm) 1993 - 1998
                                                        Secretary of one other
                                                        investment company
                                                        within the fund complex
------------------------------- ----------- ----------- --------------------------------- --------------- ----------------

2.       TRUSTEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                    OWNERSHIP AS OF DECEMBER 31,
                                                                                    2002 IN ALL FUNDS OVERSEEN BY
                                             DOLLAR RANGE OF BENEFICIAL             TRUSTEE IN THE SAME FAMILY OF
TRUSTEES                                       OWNERSHIP IN THE FUND                    INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and control. During the fiscal year ended May 31, 2002, the Audit Committee met once.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year ended May 31, 2002, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of all the Trust's Trustees, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2002, the Valuation Committee met two times.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex, which includes all series of the Trust and four other investment companies for which Forum Financial Group, LLC provides services, for the fiscal year ended May 31, 2002.

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                                                                                TOTAL COMPENSATION
                                                                                                FROM TRUST AND FUND
                               COMPENSATION                                                          COMPLEX
        TRUSTEE                  FROM FUND              BENEFITS              RETIREMENT
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John Y. Keffer                  $   0.00                   $0                     $0                $     0.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Costas Azariadis                 $435.00                    0                      0                 18,750.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
James C. Cheng                   $435.00                    0                      0                 18,750.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
J. Michael Parish                $435.00                    0                      0                 18,750.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

6.       INVESTMENT ADVISER

SERVICES OF ADVISER. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

OWNERSHIP OF ADVISER. The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a fully owned subsidiary of Brown Capital Holdings Incorporate, a holding company incorporated under the laws of Maryland in 1998.

FEES. The Adviser's fee is calculated as a percentage of the Fund's average net assets. The fee, if not waived, is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF ADVISER'S AGREEMENT. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL. In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to the Fund, including information provided by the Adviser regarding its personnel servicing the Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last approval of the Advisory Agreement.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was at the median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee after waivers was below the mean and median advisory fee, after waivers, for its Lipper Inc. peer group. The Board also noted the Adviser's intent to continue to waive all or a portion of its fee. Moreover, the Board noted that the Fund's performance was in the top quartile of its Lipper Inc. comparison group for the 1 month, 3 month, 6 month, 9 month and 1 year periods ended May 31, 2002. The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund and the Adviser's trading policies and average commissions per trade charged to the Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Fund. The Board also considered the errors and omission policy and the disaster recovery plan maintained by the Adviser.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

7.   DISTRIBUTOR

SERVICES AND COMPENSATION OF DISTRIBUTOR. FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's A Shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT. The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

DISTRIBUTION PLAN - A SHARES ONLY. In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of A Shares as compensation for FFS's services as distributor.

The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of the Fund's A Shares.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated with respect to a Fund class at any time by the Board, by a majority of the Qualified Trustees or by that class' shareholders.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund's A Shares to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan. This information is provided for the past three years (or shorter period depending on the commencement of operations of the Fund's A Shares).

8.       OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR. As administrator, pursuant to an administration agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities, and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from the Fund at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.75% of the Fund's average daily assets in excess of $100 million, subject to a minimum fee of $40,000. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND  ACCOUNTANT.  As fund  accountant,  pursuant to an agreement with the Trust
(the "Accounting Agreement"), FAcS provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 plus $3,000 for the preparation of tax returns and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to the Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence, or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 5 in Appendix B shows the dollar amount of the fees payable by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT. As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from the Fund at an annual rate of $18,000 plus $25 per shareholder account. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month.

The Transfer Agency Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B shows the dollar amount of the fees payable by the Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

CUSTODIAN. As custodian, pursuant to an agreement with the Trust, Forum Trust LLC safeguards and controls the Fund's cash and securities, determines income, and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS. Deloitte & Touch LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as independent auditors for the Fund. The auditor audits the annual financial statements of the Fund and provides the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.  HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.  COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.  CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

5.  OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6.  COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.  TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.  OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.  PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.  SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings at those securities as of the Fund's most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.  GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund or class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.  ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class are sold on a continuous basis by the distributor at net asset value ("NAV") without any sales charge. Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.  UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

4.  PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

5.  ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of a Fund class at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

6.  SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

7.  REDEMPTION - IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

8.  NAV DETERMINATION

In determining the NAV of each Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

9.  DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

10.      INITIAL SALES CHARGES (A SHARES ONLY)

A.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold in the Fund's A Shares of A Shares of other Trust series managed by the Adviser. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

B.       ELIMINATION OF INITIAL SALES CHARGES

No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

     o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
     o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
     o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
     o Any person who has, within the preceding 90 days, redeemed Fund shares and completes a reinstatement form upon investment (but only on purchases in amounts not exceeding the redeemed amounts)
     o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal and Maryland state income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on laws, including the Code and regulations and judicial and administrative decisions in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.  QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is May 31 (the same as the Fund's fiscal year end).

2.  MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income each tax year and at least 90% of its income from its tax-exempt obligations. Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.

     o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

3.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a significant negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.  FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income for each tax year. Distributions of investment company taxable income (generally, taxable net investment income and any net short-term capital gain) are taxable to you as ordinary income. Interest income from tax-exempt interest obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludable from gross income under Section 103(a) of the Code, the Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the Fund, equal to the excess of the Fund's excludable interest over certain amounts disallowed as deductions. Exempt interest dividends paid by the Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

The Fund anticipates distributing substantially all of its net capital gain (net long-term capital gains over net short-term capital losses) for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. The Fund's distributions do not qualify for the dividends-received deduction for corporate shareholders.

Distributions by the Fund that do not constitute ordinary income dividends, exempt interest dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

If you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by the Fund, you may have to pay federal or Maryland state income tax on your pro rata share of the net income generated by those securities.

Interest on indebtedness incurred to purchase or carry shares of a regulated investment company paying exempt-interest dividends generally will not be deductible for federal income tax purposes to the extent attributable to exempt-interest dividends. In addition, exempt-interest dividends are included in determining the portion, if any, of a person's social security and railroad retirement benefits that are subject to federal income taxes.

The Fund will send you information annually as to the U.S. tax consequences of distributions made (or deemed made) during the year.

5.  CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

Certain regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to you. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of
Section 1256.

Any futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6.  FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.  SALE, EXCHANGE, OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange, or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase
(for example, by reinvesting dividends) Fund shares or shares that are substantially identical to Fund shares within 30 days before or after the sale, exchange, or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange, or redemption of shares held for six months or less, however, will be disallowed to the extent of any exempt interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.  BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your federal income tax liability or refunded.

9.  FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with a U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business carried on by a foreign shareholder, distributions of ordinary taxable income (and short-term capital gains) paid you will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate), if applicable, upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and exempt interest dividend distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.  STATE AND LOCAL TAXES

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Except for the Maryland state and local tax rules specifically discussed herein, these state and local rules are not discussed in this summary. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

11.  MARYLAND TAXES

Distributions attributable to interest received or capital gains recognized by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund's other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

12.  ALTERNATIVE MINIMUM TAX

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland's tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

OTHER MATTERS
--------------------------------------------------------------------------------

1.  THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION. Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund(1)            Investors Bond Fund
Brown Advisory Intermediate Bond Fund(1)        Maine TaxSaver Bond Fund
Brown Advisory International Fund(1)            Mastrapasqua Growth Value Fund
Brown Advisory Maryland Bond Fund(1)            New Hampshire TaxSaver Bond Fund
Brown Advisory Small-Cap Growth Fund(2)         Payson Balanced Fund
Brown Advisory Value Equity Fund(1)             Payson Value Fund
Daily Assets Cash Fund(3)                       Polaris Global Value Fund
Daily Assets Government Fund(3)                 Shaker Fund(5)
Daily Assets Government Obligations Fund(3)     TaxSaver Bond Fund
Daily Assets Treasury Obligations Fund(4)       Winslow Green Growth Fund
DF Dent Premier Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional and A share class of this series.
(2) The Trust offers shares of beneficial interest in an institutional, A and B share class of this series.
(3) The Trust offers shares of beneficial interest in an institutional, institutional service and investor share class of these series.
(4) The Trust offers shares of beneficial interest in an institutional and institutional service share class of this series.
(5) The Trust offers shares of beneficial interest in an intermediary, A, B and C share classes of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST. Each series or class of the Trust and its expenses will effect the performanceof the Fund or class. For more information on any other Fund or class of the Trust, investors may contact FSS.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, DISTRIBUTION, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES. The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

FUND OWNERSHIP. As of February 5, 2003, the percentage of shares the Fund and each Fund class owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of the Fund or each Fund class, the table reflects "N/A" for not applicable.

----------------------------------------- ---------------------- ----------------------- ---------------------------
                                          NUMBER OF SHARES       PERCENTAGE OF CLASS     PERCENTAGE OF FUND SHARES
                                          OWNED                  OWNED                   OWNED
----------------------------------------- ---------------------- ----------------------- ---------------------------
Institutional Shares                      N/A                    N/A`                    N/A
----------------------------------------- ---------------------- ----------------------- ---------------------------

----------------------------------------- ---------------------- ----------------------- ---------------------------
A Shares                                  N/A                    N/A                     N/A
----------------------------------------- ---------------------- ----------------------- ---------------------------

----------------------------------------- ---------------------- ----------------------- ---------------------------

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 5, 2003, the following shareholders may be deemed to control each Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

CONTROLLING PERSON INFORMATION

------------------------------------ ----------------- ---------------------
                                     NUMBER OF         PERCENTAGE OF FUND
                                     SHARES OWNED      SHARES OWNED
------------------------------------ ----------------- ---------------------
Brown Advisory and Trust Company       5,018,744.540         97.29
19 South Street
Baltimore, MD 21202
------------------------------------ ----------------- ---------------------

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY. Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS. The Trust, the Adviser, and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

2.  REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.  FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended May 31, 2002 and the six-month period ended November 30, 2002, which are included in the Funds' Annual Report and Semi-Annual Report to shareholders, respectively, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports (if applicable).

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA        Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstanding amounts and `D' the lowest recovery potential, I.E. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C         This is the lowest  rated  class of  preferred  or  preference  stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                 ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                    PAYABLE                  WAIVED                 RETAINED
   June 1, 2001 to May 31, 2002                    $168,437                 $168,437                   $0
   December 20, 2000 to May 31, 2001                 52,227                   52,227                    0

TABLE 2 - SALES CHARGES - A SHARES ONLY

The following table shows the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of each Fund's A Shares.

                                                AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
   N/A                                                N/A                     N/A                      N/A

Sales charge information is not provided because the Fund's A Shares have not completed their initial fiscal year end period prior to the date of this SAI.

TABLE 3 - RULE 12B-1 FEES - A SHARES ONLY

The following table shows the dollar amount of fees payable to FFS by a Fund, the amount of fee that was waived by FFS, if any, and the actual fees received by FFS.

                                                      FEE                     FEE                      FEE
                                                    PAYABLE                  WAIVED                 RETAINED
   A Shares                                           N/A                     N/A                      N/A

Rule 12b-1 fee information is not provided because the Fund's A Shares have yet to complete their initial fiscal year end period.

TABLE 4 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                ADMINISTRATION           ADMINISTRATION          ADMINISTRATION
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
   June 1, 2001 to May 31, 2002                     $40,000                  $6,312                  $33,688
   December 20, 2000 to May 31, 2001                 17,742                   1,992                   15,750


TABLE 5 -  FUND ACCOUNTING FEES

The following table shows the dollar amount of fees paid to FAcS with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
                                                    PAYABLE                  WAIVED                 RETAINED
   June 1, 2001 to May 31, 2002                     $39,000                    $0                    $39,000
   December 20, 2000 to May 31, 2001                 18,868                     0                     18,868


                                      B-1


TABLE 6 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees payable to FSS with respect to the Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                TRANSFER AGENCY         TRANSFER AGENCY          TRANSFER AGENCY
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
   June 1, 2001 to May 31, 2002                     $18,499                    $0                    $18,499
   December 20, 2000 to May 31, 2001                  8,142                     0                      8,142

TABLE 7 - COMMISSIONS

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

                                                                      TOTAL               % OF
                                                                    BROKERAGE          BROKERAGE             % OF
                                                                   COMMISSIONS        COMMISSIONS        TRANSACTIONS
                                                  TOTAL          ($) PAID TO AN        PAID TO AN        EXECUTED BY
                                                BROKERAGE       AFFILIATE OF THE    AFFILIATE OF THE   AN AFFILIATE OF
                                               COMMISSIONS           FUND OR            FUND OR          THE FUND OR
                                                   ($)               ADVISER            ADVISER            ADVISER
June 1, 2001 to May 31, 2002                        $0                 $0                 0%                 0%
December 20, 2000 to May 31, 2001                    0                  0                 0%                 0%

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER OR DEALER                              VALUE HELD
                                                         N/A

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of February 6, 2003.

------------------------------------------------- ----------------------- ----------------------- -------------------------
                                                  NUMBER OF SHARES        PERCENTAGE OF CLASS     PERCENTAGE OF FUND
                                                  OWNED                   OWNED                   SHARES OWNED
------------------------------------------------- ----------------------- ----------------------- -------------------------
Institutional Shares
------------------------------------------------- ----------------------- ----------------------- -------------------------
Brown Advisory and Trust Company                  5,018,744.540           97.29                   97.29
19 South Street
Baltimore, MD 21202
------------------------------------------------- ----------------------- ----------------------- -------------------------
A Shares
------------------------------------------------- ----------------------- ----------------------- -------------------------
None
------------------------------------------------- ----------------------- ----------------------- -------------------------

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

TABLE 1

30 DAY YIELDS. The 30-day SEC yield and the 30-day SEC tax equivalent yield for the Fund's Institutional Shares as of November 30, 2002 were as follows:

           30-DAY SEC YIELD                  30-DAY SEC TAX EQUIVALENT YIELD
                 2.95%                                    5.04%

The 30 day yield for the Fund's A Shares is not provide as the share class had not commenced operations prior to the date of this SAI.

TOTAL RETURN. The average annual total return of the Fund's Institutional Shares as of November 30, 2002 was as follows.


INSTITUTIONAL SHARES                      1 YEAR    SINCE INCEPTION (ANNUALIZED)
RETURN BEFORE TAXES                       5.94%                   6.09%
RETURN AFTER TAXES ON DISTRIBUTIONS       5.94%                   6.09%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                5.14%                   5.67%

The total return for the Fund's A Shares is not provide as the share class had not commenced operations prior to the date of this SAI.


                                      C-1